UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08979

The Victory Variable Insurance Funds
(Exact name of registrant as specified in charter)

3435 Stelzer Road, Columbus, Ohio			43219
(Address of principal executive offices)			(Zip code)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		614-470-8000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2014

Item 1. Reports to Stockholders.

December 31, 2014

Annual Report

Victory Variable Insurance Funds

Diversified Stock Fund

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Visit us anytime. We're always open.

Table of Contents

Shareholder Letter	2
Portfolio Commentary	4
Financial Statements
Schedule of Portfolio Investments	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	10
Report of Independent Registered Public Accounting Firm	14
Supplemental Information
Trustee and Officer Information	15
Proxy Voting and Form N-Q Information	17
Expense Examples	17
Additional Federal Tax Information	18
Advisory Contract Renewal	19

The Fund is distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of The Victory Variable Insurance Diversified Stock Fund.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Funds, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE
• MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

Letter to Our Shareholders

On October 31, 2014, Victory Capital completed its previously announced acquisition of Munder Capital Management and its wholly owned subsidiary, Integrity Asset Management, LLC. We believe that this partnership enables the firm and our clients to leverage new strengths, and we look forward to the opportunities afforded by this acquisition.

As for the market environment during the year, U.S. stocks continued to shine in 2014, following one of the strongest calendar years in history in 2013 and adding to the gains of the bull market that started in 2009. Confounding many analysts, major indices drove higher throughout the year with only temporary setbacks. Large capitalization stocks, which took the lead in 2014, have still not experienced a 10% correction since 2011, an unusually long time without a significant price decline. Some smaller stock indices declined more than 10% in the late summer and early fall of 2014, only to bounce back quickly.

As always, the market took its cue from a variety of economic, political, and financial events. Arguably the overriding influence on the U.S. stock market in 2014 continued to be Federal Reserve policy, as investors were fixated on the central bank's quantitative easing program of the past few years, which consisted of buying government and other bonds as a means of stimulating economic growth. Late in 2013, the chairmanship of the Fed was passed from Ben Bernanke to Janet Yellen. During that time, policy makers agreed to begin tapering the central bank's bond purchase program, which began in January of 2014 and ended in October of 2014.

A variety of other factors affected the equity markets in 2014. Early in the year, Congress passed a budget deal and averted a second government shutdown. Severe winter weather affected many areas of the nation, resulting in disruptions in many pockets of the economy, including residential and non-residential construction, retail, transportation, manufacturing, and energy production. This ultimately resulted in a decline in first quarter real gross domestic product (GDP) of close to 3%, one of the worst non-recession quarters in post-World War II history. Despite this set-back, economic growth regained some strength in the U.S. later in the year, supported by a continued accommodative Federal Reserve stance, low interest rates, increasing bank loans, reduced fiscal drag at the federal level, and a booming energy sector.

We are in the midst of the sixth year of a classic bull market. Consensus earnings expectations for 2015 are for mid-to-high single digit earnings growth, suggesting a strong fundamental tailwind. The credit problems that plagued the financial system and took us into recession six years ago are becoming a distant memory. The banking system, once a source of weakness, is now a source of strength. Capital levels are at their best in decades and credit has dramatically improved. Many corporations are now flush with cash and are increasing investments in their businesses and adding jobs.

After several years of strong returns for global equity markets, it was not surprising to see most foreign markets cool off as geopolitical uncertainty was coupled with disappointing economic news out of Europe and China. Global market returns as a whole have been negligible over the past year, although Asia has outperformed Europe. Emerging markets stocks have slightly outperformed developed, with emerging small capitalization stocks posting the highest returns among foreign equity asset classes. Sentiment toward emerging markets has improved since the sell-off in 2013 as several emerging market elections have brought optimism that favorable market reforms will be forthcoming.

Uncertainty continued to impact the global fixed income markets throughout 2014. Following a very challenging first quarter, growth in the United States picked up appreciably in the subsequent quarters as healthy gains in the labor market pushed unemployment lower and consumer confidence higher. Growth readings in both the manufacturing and service sectors signaled a recovery on a sustainable path, all while inflation readings remained comfortably below the Federal Reserve's 2% threshold. Outside of the U.S., economic growth slowed in the Euro Zone, China, and Japan, resulting in further monetary policy easing from their respective central banks. A direct result of this global slowdown was a sharp decline in commodity prices and a subsequent strengthening of the U.S. dollar, which, taken together, kept global interest rates well below expectations heading into 2014. In spite of fears of the near-term impact some speculated this could have on the U.S. recovery, Federal Reserve officials did not seem to share this view as they ended their bond purchase program in the fourth quarter as expected and appeared on track to begin raising short term interest rates in the second half of 2015.

The sharp decline in interest rates propelled solid absolute returns across the U.S. fixed income markets. Furthermore, excess returns relative to U.S. Treasuries were positive in all investment-grade sectors as investors were willing to take on additional risk in search of higher yields in a historically low interest rate environment. Looking forward, we expect the U.S. economy to continue improving with minimal inflationary pressure. Tighter labor markets may provide wage pressure and improved consumption. However, we believe a strong dollar and falling commodity prices should keep inflation subdued. In our view, we are in the mid-to-late innings of the current credit cycle.

We adhere to investment processes based on fundamentals and have risk controls in place to help us identify and measure the sources of risk relative to the applicable benchmark. Our goal is to generate competitive returns over time, while paying careful attention to the risk taken in achieving those returns.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. You may also contact the Funds at (800) 539-3863 or through our website at

www.vcm.com. My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds and we value the opportunity to help you meet your investment goals.

Christopher K. Dyer

President,
Victory Funds

Portfolio Commentary

Diversified Stock Fund

Investment Considerations

Equity securities (stock) are more volatile and carry more risk than other forms of investments, including investments in high grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Commentary

Equity markets continued higher in 2014, the sixth consecutive year of positive returns, and are now well above 2007 peak levels. After a difficult start, primarily related to an abnormally bad winter season, the U.S. economy returned to an upward trajectory. Slowing growth in emerging markets and the European region did not negatively impact performance in the U.S. The Federal Reserve has begun its initial tightening process under new Chairwoman Janet Yellen, ending its bond buying program, however have yet to increase interest rates and low inflation has afforded the committee more time to maintain these low levels. Geopolitical tensions heightened, most notably with rising concern over Russia's occupation of Crimea, and increasing conflict with the Islamic Militants (ISIS). The U.S. Dollar appreciated meaningfully in 2014, demonstrating the increasing relative attractiveness of our economy and diverging monetary policies. Although top line growth remains tepid, corporate earnings growth is still healthy at 7%, and with valuations that began 2014 at 15X earnings, the backdrop has been very favorable for U.S. equities. After a very strong showing in 2013, the Fund returned an impressive 11.6%, but underperformed its S&P 500 Index benchmark return of 13.7%.

Leading the market higher were Health Care and Utility sectors, with returns for both sectors exceeding 25%. Strength in Health Care was predominantly in the Biotech industry with new product introductions and Specialty Pharmaceuticals where there was a significant amount of merger and acquisition activity. The defensive attributes and higher yields of the Utility sector were rewarded given the low interest rate environment. Technology was also a strong performing sector, led by many of the mega-capitalization industry leaders on favorable valuations along with stabilization in key end-markets and enterprise spending. The more commodity-sensitive Energy sector was the worst performing during the fiscal year as oil prices collapsed in the back half of the year, declining 50%. Within the Fund, relative performance was most positive in the Technology and Materials sectors, while the Health Care and Financial sectors were detractors.

Applied Materials, Intel, and Apple were the top contributors to the portfolio. Applied Materials benefitted from strength in semiconductor capital spending and the accretion opportunity provided by its announced acquisition of Tokyo Electron. Apple's increased capital return to shareholders was viewed favorably, but the strength of the launch of its new iPhone 6 in our view was more impactful to share performance. Intel benefitted from stabilization in the PC market, and its growing competitive advantage in its manufacturing process. Detractors from performance included Weatherford, BP plc, and Royal Philips. Weatherford and BP both suffered from the significant decline in the price of oil and the negative impact to earnings for these companies, while Royal Philips underperformed the market due to execution issues in its health care division which led to negative earnings revisions for the Company.

Portfolio Holdings

As a Percentage of Total Investments

Average Annual Total Return

Year Ended December 31, 2014

Inception Date	7/1/99
	Net Asset Value	S&P 500 Index[1]
One Year	10.20%	13.69%
Three Year	19.72%	20.41%
Five Year	12.43%	15.45%
Ten Year	6.78%	7.67%
Since Inception	5.19%	4.60%

Expense Ratios

Gross	1.16%
With Applicable Waivers	1.16%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time. The total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the total returns would have been lower.

Diversified Stock Fund — Growth of $10,000

For the period 12/31/04 to 12/31/14

1 The S&P 500 Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Variable Insurance Funds  Schedule of Portfolio Investments

Diversified Stock Fund  December 31, 2014

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (98.5%):
Consumer Discretionary (16.9%):
Comcast Corp., Class A	32,890	$1,908
H&R Block, Inc.	43,600	1,468
Hilton Worldwide Holdings, Inc. (a)	37,700	984
Johnson Controls, Inc.	14,100	682
Newell Rubbermaid, Inc.	26,600	1,013
PVH Corp.	7,200	923
Starbucks Corp.	9,000	738
Tractor Supply Co.	6,400	504
		8,220
Consumer Staples (12.8%):
Anheuser-Busch InBev NV, ADR	5,420	609
CVS Caremark Corp.	15,600	1,502
Diageo PLC, ADR	5,800	662
The Procter & Gamble Co.	13,990	1,274
Wal-Mart Stores, Inc.	25,400	2,182
		6,229
Energy (7.5%):
Anadarko Petroleum Corp.	5,287	436
BP PLC, ADR	27,400	1,044
Chesapeake Energy Corp.	16,000	313
Occidental Petroleum Corp.	16,180	1,305
Schlumberger Ltd.	2,800	239
Weatherford International PLC (a)	27,700	317
		3,654
Financials (14.8%):
Bank of America Corp.	114,000	2,040
Bank of New York Mellon Corp.	18,300	742
Citigroup, Inc.	36,530	1,977
JPMorgan Chase & Co.	19,900	1,245
Progressive Corp.	21,400	578
Regions Financial Corp.	57,600	608
		7,190
Health Care (14.4%):
Abbott Laboratories	15,500	698
Baxter International, Inc.	13,380	981
Eli Lilly & Co.	12,300	849
Medtronic, Inc.	16,300	1,176
Merck & Co., Inc.	25,700	1,459
Pfizer, Inc.	35,620	1,110
Roche Holdings Ltd., ADR	21,000	714
		6,987
Industrials (9.2%):
Danaher Corp.	10,330	885
Nielsen Holdings NV	22,300	997
Stanley Black & Decker, Inc.	5,100	490
United Parcel Service, Inc., Class B	14,280	1,589
W.W. Grainger, Inc.	1,900	484
		4,445
Security Description	Shares	Value
Information Technology (20.9%):
Altera Corp.	16,150	$597
Apple, Inc.	11,400	1,258
Applied Materials, Inc.	86,700	2,160
Cisco Systems, Inc.	61,700	1,716
EMC Corp.	53,400	1,587
Google, Inc., Class C (a)	3,778	1,989
SAP SE, ADR	5,200	362
Visa, Inc., Class A	1,600	420
		10,089
Materials (2.0%):
Air Products & Chemicals, Inc.	6,600	952
Total Common Stocks (Cost $39,239)		47,766
Investment Companies (1.7%):
Federated Treasury Obligations Fund, Institutional Shares, 0.01% (b)	842,694	843
Total Investment Companies (Cost $843)		843
Total Investments (Cost $40,082) — 100.2%		48,609
Liabilities in excess of other assets — (0.2%)		(85)
NET ASSETS — 100.0%		$48,524

(a)  Non-income producing security.

(b)  Rate disclosed is the daily yield on 12/31/2014.

ADR — American Depositary Receipt

PLC — Public Liability Co.

See notes to financial statements.

  Statement of Assets and Liabilities

The Victory Variable Insurance Funds  December 31, 2014

(Amounts in Thousands, Except for Share Amounts)

Diversified Stock Fund
ASSETS:
Investments, at value (Cost $40,082)	$48,609
Dividends receivable	76
Receivable for capital shares issued	12
Total Assets	48,697
LIABILITIES:
Payable for investments purchased	78
Accrued expenses and other payables:
Investment advisory fees	13
Administration fees	4
Custodian fees	1
Transfer agent fees	1
Contract owner fees	27
12b-1 fees	10
Other accrued expenses	39
Total Liabilities	173
NET ASSETS:
Capital	35,189
Accumulated undistributed net investment income	—
Accumulated net realized gains from investments	4,808
Net unrealized appreciation on investments	8,527
Net Assets	$48,524
Shares (unlimited number of shares authorized with a par value of 0.001 per share)	3,202
Net asset value, offering price & redemption price per share	$15.15

See notes to financial statements.

  Statement of Operations

The Victory Variable Insurance Funds  For the Year Ended December 31, 2014

(Amounts in Thousands)

Diversified Stock Fund
Investment Income:
Dividend income	$973
Total Income	973
Expenses:
Investment advisory fees	142
Administration fees	50
Contract owner fees	115
12b-1 fees	119
Custodian fees	9
Transfer agent fees	14
Trustees' fees	8
Chief Compliance Officer fees	2
Legal and audit fees	50
Insurance fees	24
Other expenses	17
Total Expenses	550
Net Investment Income	423
Realized/Unrealized Gains from Investment Transactions:
Net realized gains on investment transactions	5,369
Net change in unrealized appreciation/depreciation on investments	(1,204)
Net realized/unrealized gains from investments	4,165
Change in net assets resulting from operations	$4,588

See notes to financial statements.

The Victory Variable Insurance Funds  Statements of Changes in Net Assets

(Amounts in Thousands)

	Diversified Stock Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
From Investment Activities:
Operations:
Net investment income	$423	$268
Net realized gains on investment transactions	5,369	6,440
Change in unrealized appreciation/depreciation on investments	(1,204)	4,738
Change in net assets resulting from operations	4,588	11,446
Distributions to Shareholders:
From net investment income	(425)	(252)
Change in net assets resulting from distributions to shareholders	(425)	(252)
Change in net assets from capital transactions	(3,307)	3,384
Change in net assets	856	14,578
Net Assets:
Beginning of period	47,668	33,090
End of period	$48,524	$47,668
Accumulated undistributed net investment income	$—	$15
Capital Transactions:
Proceeds from shares issued	$4,524	$8,318
Dividends reinvested	425	252
Cost of shares redeemed	(8,256)	(5,186)
Change in net assets from capital transactions	$(3,307)	$3,384
Share Transactions:
Issued	317	667
Reinvested	29	20
Redeemed	(580)	(427)
Change in Shares	(234)	260

See notes to financial statements.

The Victory Variable Insurance Funds  Financial Highlights

For a Share Outstanding Throughout Each Period

	Diversified Stock Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Net Asset Value, Beginning of Period	$13.87	$10.42	$9.05	$9.78	$8.77
Investment Activities:
Net investment income	0.13	0.08	0.10	0.06	0.07
Net realized and unrealized gains/(losses) on investments	1.28	3.45	1.37	(0.73)	1.01
Total from Investment Activities	1.41	3.53	1.47	(0.67)	1.08
Distributions:
Net investment income	(0.13)	(0.08)	(0.10)	(0.06)	(0.07)
Total Distributions	(0.13)	(0.08)	(0.10)	(0.06)	(0.07)
Net Asset Value, End of Period	$15.15	$13.87	$10.42	$9.05	$9.78
Total Return (a)	10.20%	33.93%	16.28%	(6.83)%	12.34%
Ratios/Supplemental Data:
Net assets at end of period (000)	$48,524	$47,668	$33,090	$32,874	$41,356
Ratio of net expenses to average net assets	1.16%	1.16%	1.19%	1.26%	1.23%
Ratio of net investment income to average net assets	0.89%	0.67%	0.96%	0.62%	0.77%
Portfolio turnover	70%	82%	96%	80%	91%

(a)  Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

See notes to financial statements.

  Notes to Financial Statements

The Victory Variable Insurance Funds  December 31, 2014

1.  Organization:

The Victory Variable Insurance Funds (the "Trust") was organized on February 11, 1998 as a Delaware statutory trust. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. The Trust currently offers shares of one fund: the Diversified Stock Fund (the "Fund"). The Fund offers a single class of shares: Class A Shares. Sales of shares of the Fund may only be made to separate accounts of various life insurance companies.

The Fund seeks to provide long-term growth of capital.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments in other open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 or Level 2 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

For the fiscal year ended December 31, 2014, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

Continued

  Notes to Financial Statements — continued

The Victory Variable Insurance Funds  December 31, 2014

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2014, while the breakdown, by category, of common stocks is disclosed on the Schedule of Portfolio Investments (in thousands):

Investment	LEVEL 1 — Quoted Prices	LEVEL 2 — Other Significant Observable Inputs	Total
Common Stocks	$47,766	$—	$47,766
Investment Companies	—	843	843
Total	$47,766	$843	$48,609

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2014.

Securities Transactions and Related Income:

Changes in holdings of portfolio securities are accounted for no later than one business day following the trade date. For financial reporting purposes, however, portfolio security transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends to Shareholders:

Dividends from net investment income are declared and paid quarterly for the Fund. Distributable net realized gains, if any, are declared and distributed at least annually. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclass of market discounts and gain/loss), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital in the accompanying Statement of Assets and Liabilities.

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Subsequent Events:

The Fund has evaluated subsequent events and there are no subsequent events to report.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the fiscal year ended December 31, 2014 were as follows for the Fund (in thousands):

Purchases*	Sales*
$32,649	$35,840

* There were no Purchases or Sales of U.S. Government Securities during the period.

4.  Investment Advisory, Administration, and Distribution Agreements:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission (the "SEC"). The Adviser is a wholly owned subsidiary of Victory Capital Holdings, Inc. ("VCH"). A majority of the interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds with a substantial minority interest owned by employees of the Adviser.

Continued

  Notes to Financial Statements — continued

The Victory Variable Insurance Funds  December 31, 2014

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive an annual fee of 0.30% of the average daily net assets of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

KeyBank National Association ("KeyBank"), serving as custodian for the Fund, receives custodian fees at an annualized rate of 0.00774% of the daily net assets of the Trust, plus applicable per transaction fees. The Trust reimburses KeyBank for all of its reasonable out-of-pocket expenses incurred in providing custody services.

VCM also serves as the Fund's administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.108% of the first $8 billion in average daily net assets of the Trust and The Victory Portfolios (collectively, the "Trusts"), 0.078% of the average daily net assets above $8 billion to $10 billion of the Trusts, 0.075% of the average daily net assets above $10 billion to $12 billion of the Trusts and 0.065% of the average daily net assets over $12 billion of the Trusts.

Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Fund under a Sub-Administration Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

Citi also serves as the Fund's transfer agent. Under the terms of the Transfer Agent Agreement, Citi receives for its services an annual fee at a rate of 0.02% of the first $8 billion in average daily net assets of the Trusts, 0.015% of the average daily net assets above $8 billion to $16 billion of the Trusts, 0.01% of the average daily net assets above $16 billion to $20 billion of the Trusts and 0.005% of the average daily net assets over $20 billion of the Trusts. In addition, Citi is entitled to reimbursement of out-of-pocket expenses incurred in providing transfer agent services.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Trust's Distribution and Service Plan adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of 0.25% of the average daily net assets of the Fund. The Distributor may pay a 12b-1 fee to life insurance companies for activities primarily intended to result in the sale of Fund shares to life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies or to provide services to owners of variable annuity contracts and variable life insurance policies whose contracts or policies are funded with shares of the Fund, which services are not otherwise provided by life insurance companies and paid for with fees charged by life insurance companies. The Distributor re-allowed all except for $1 thousand to life insurance companies to provide these services.

The Fund has a Contract Owner Administrative Services Agreement. A contract owner servicing agent performs a number of services for its customers who hold contracts offered by separate accounts that invest in the Fund, such as establishing and maintaining accounts and records, processing additional contract units attributable to Fund dividend payments, arranging for bank wires, assisting in transactions, and changing account information. For these services, Class A Shares of the Fund pay a fee at an annual rate of up to 0.25% of its average daily net assets serviced by the agent. The Fund may enter into these agreements with financial institutions that provide such services. Contract owner servicing agents may waive all or a portion of their fee. (Not all agents may provide all services listed above.)

The Adviser, Citi or other service providers may voluntarily waive or reimburse additional fees to assist the Fund in maintaining a competitive expense ratio. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time.

5.  Risks:

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6.  Line of Credit:

The Trust, the Victory Portfolios and the Victory Institutional Funds (collectively, the "Victory Trusts"), (except Emerging Markets Small Cap Fund and Select Fund) participate in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement, the Victory Trusts may borrow up to $100 million, of which $50 million is committed and $50 million is uncommitted. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citibank receives an annual commitment fee of 0.10% on $50 million for providing the Line of Credit. For the fiscal year ended December 31, 2014, Citibank earned approximately $50 thousand for Line of Credit fees. Each fund in the Victory Trusts (except Emerging Markets Small Cap Fund and Select Fund) pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed. During the fiscal year ended December 31, 2014, the Fund had no loans outstanding with Citibank.

Continued

  Notes to Financial Statements — continued

The Victory Variable Insurance Funds  December 31, 2014

7.  Federal Income Tax Information:

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows (total distributions paid may differ from the Statement of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

Distributions paid from
Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
$425	$—	$425

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

Distributions paid from
Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
$252	$—	$252

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows (in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation*	Total Accumulated Earnings/ (Deficit)
$1,108	$3,816	$—	$8,411	$13,335

* The difference between the book-basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales.

During the year ended December 31, 2014 the Fund utilized $459 (in thousands) of capital loss carryforwards.

The cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation as of December 31, 2014, were as follows (in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
$40,198	$9,073	$(662)	$8,411

Continued

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of the Victory Variable Insurance Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the Victory Variable Insurance Funds, constituting the Diversified Stock Fund (the "Fund"), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, and the financial highlights for each of the five years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Victory Variable Insurance Funds as of December 31, 2014, the results of its operations for the year then ended, the change in its net assets for each of the two years then ended and financial highlights for each of the five years then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
February 12, 2015

  Supplemental Information

The Victory Variable Insurance Funds  December 31, 2014

(Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently nine Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees one portfolio in the Trust, one portfolio in The Victory Institutional Funds and 27 portfolios in The Victory Portfolios, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 63	Trustee	May 2005	Consultant (since 2006).	FBR Funds (2011-2012).
Nigel D.T. Andrews, 67	Vice Chair and Trustee	August 2002	Retired.	Carlyle GMS Finance, Inc. (since 2012); Chemtura Corporation (2000-2010); Old Mutual plc (2002-2011); Old Mutual US Asset Management (since 2002).
E. Lee Beard, 63	Trustee	February 2005	Consultant, The Henlee Group, LLC (consulting) (since 2005).	Penn Millers Holding Corporation (January 2011-November 2011).
Sally M. Dungan, 60	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	ProCredit Holding Supervisory Board (2006-2011).
Thomas D. Eckert, 66	Trustee	November 2014

Chairman, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 9/11); President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (12/05 to 9/11).

NVR, Inc. (homebuilding and mortgage banking) (since 12/11); Chesapeake Lodging Trust (real estate investment trust) (since 1/10); DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07).

Thomas P. Lemke, 59	Trustee	November 2014	Retired (since 4/13): Executive Vice President and General Counsel, Legg Mason, Inc. (asset management) (2/05-3/13).

AXA Premier VIP Trust (registered investment company with 36 portfolios) (since 1/14); The Advisors' Inner Circle Fund III (registered investment company with 6 portfolios) (since 3/14); J.P. Morgan Exchange-Traded Fund Trust (registered investment company with 4 portfolios) (since 5/14); ICI Mutual Insurance Company (2009-3/13).

David L. Meyer, 57	Trustee	December 2008	Retired.	None.
Leigh A. Wilson, 70	Chair and Trustee	February 1998	Private Investor.

Chair (since 2013) and Director (since 2012 and March-October 2008), Caledonia Mining Corporation; Director, The Mutual Fund Directors Forum (2004-2013); Chair, Old Mutual Funds II (15 portfolios) (2005-2010); Trustee, Old Mutual Funds III (13 portfolios) (2007-2010).

Interested Trustee.
David C. Brown, 42	Trustee	May 2008

Chief Executive Officer (since August 2013), Co-Chief Executive Officer (2011-July 2013), President — Investments and Operations (2010-2011), and Chief Operating Officer (2004-2011), the Adviser; Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.

None.

Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

Continued

  Supplemental Information — continued

The Victory Variable Insurance Funds  December 31, 2014

(Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 52	President	December 2014	Director of Fund Administration, the Adviser.
Scott A, Stahorsky, 45	Vice President	December 2014	Senior Analyst, Fund Administration, the Adviser.
Erin G. Wagner, 40	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013); Associate, Dechert LLP (2001-2010).
Jay G. Baris, 60	Assistant Secretary	February 1998	Partner, Morrison & Foerster LLP (since 2011); Partner, Kramer Levin Naftalis & Frankel LLP (1994-2011).
Christopher E. Sabato, 46	Treasurer	May 2006	Senior Vice President, Financial Administration, Citi Fund Services, Inc.
Kim Oeder, 50	Anti-Money Laundering Compliance Officer and Identity Theft Officer	October 2014	Chief Compliance Officer, Victory Capital Advisers, Inc. (since 2011); Registered Principal, Victory Capital Advisers, Inc. (since 2006).
Edward J. Veilleux, 70	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting).

Continued

  Supplemental Information — continued

The Victory Variable Insurance Funds  December 31, 2014

(Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the Security and Exchange Commission's ("SEC") website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 202-551-8090.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 through December 31, 2014.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14-12/31/14	Expense Ratio During Period** 7/1/14-12/31/14
$1,000.00	$1,019.31	$5.96	1.17%

*Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**Annualized.

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14-12/31/14	Expense Ratio During Period** 7/1/14-12/31/14
$1,000.00	$1,043.10	$6.03	1.17%

*Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**Annualized.

Continued

  Supplemental Information — continued

The Victory Variable Insurance Funds  December 31, 2014

(Unaudited)

Additional Federal Income Tax Information

Dividends qualifying for corporate dividends received deduction of:

Amount
Diversified Stock Fund	53%

Continued

  Supplemental Information — continued

The Victory Variable Insurance Funds  December 31, 2014

(Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement").

The Board approved the Agreement on behalf of the Fund at a meeting, which was called for that purpose, on December 3, 2014. The Board also considered information relating to the Agreement throughout the year and at a meeting on November 11, 2014. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions. The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Fund and by independent legal counsel to the Independent Trustees. The Board reviewed numerous factors with respect to the Fund. The Board considered the Fund's investment performance as a significant factor in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

• The requirements of the Fund for the services provided by the Adviser;

• The nature, quality and extent of the services provided and expected to be provided;

• Fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Fund grows;

• Fees paid by other clients of the Adviser for similar services and the differences in the services provided to the other clients;

• Total expenses of the Fund, taking into consideration any distribution or shareholder servicing fees;

• The Adviser's commitments to operating the Fund at competitive expense levels;

• The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Fund;

• Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

• Other benefits received by the Adviser, including revenues paid to affiliates of the Adviser by the Fund for custodian and administration services;

• The capabilities and financial condition of the Adviser;

• Current economic and industry trends; and

• Historical relationship between the Fund and the Adviser.

The Board reviewed the Fund's current management fee, comprised of the advisory fee plus the administrative fee paid to the Adviser, in the context of the Adviser's profitability of the Fund individually. In addition, the Board compared the Fund's expense ratio, taking into consideration any distribution or shareholder servicing fees, and management fee with comparable mutual funds in a peer group compiled by the Adviser. The Board reviewed the factors and methodology used in the selection of the Fund's peer group in accordance with a process designed by an independent third party consultant hired by the Board. The Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts. The Trustees also noted that because of the small size of the Fund, there were no breakpoints in the advisory fee schedule for the Fund.

The Board reviewed the Fund's performance against the selected peer group and its performance against the Fund's selected benchmark index and Morningstar category. The Board recognized that the Fund's performance and its Morningstar average are provided net of expenses, while the benchmark index is gross returns. The Board considered the additional resources that management committed to enhance portfolio analysis, compliance and trading systems.

The Board reviewed various other specific factors with respect to the Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee attributed different weights to various factors.

The Board compared the Fund's 0.30% gross annual management fee to the median management fee for the peer group and considered the fact that the Fund's fee was within the range of the Fund's peers. The Board also compared the Fund's Class A annual expense ratio and found it to be below the peer group median. The Board then compared the Fund's Class A performance for the one-year, three-year, five-year and ten-year periods ended July 31, 2014, to that of the peer group, its benchmark index and its Morningstar category for the same periods and considered the fact that the Fund's underperformed its peer group and benchmark index for these periods. The Board noted that the Fund outperformed its Morningstar category for the three-year period. The Board considered the steps being taken to improve performance noting the longevity of the portfolio manager and the management team.

Approval of the Agreement on Behalf of the Fund

Having concluded, among other things, that: (1) the Fund's management fee was within the range of advisory fees charged to comparable mutual funds; and (2) the Fund's total expense ratio was below that of the peer group median; the Board determined that it was in the best interests of the Fund's shareholders to approve the continuation of the Agreement with respect to the Fund.

Based on its review of the information requested and provided, and following extended discussions concerning the same, the Board determined that the Agreement, on behalf of the Fund discussed above, was consistent with the best interests of the Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of the Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

• The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

• The nature, quality and extent of the investment advisory services provided by the Adviser which, over the years, have resulted in the Fund achieving its stated investment objective;

• The Adviser's entrepreneurial commitment to the management of the Fund and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Fund;

• The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience;

• The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams, committing substantial resources, and implementing a risk management program aimed at measuring, managing and monitoring portfolio risk, and to reduce expenses across the complex; and

• The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

Call Victory at: 800-539-FUND (800-539-3863)	Visit our website at: www.vcm.com

1AR-VVIF 2/15

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, not any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Ms. E. Lee Beard, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	2014	2013
Audit Fees(1)	$20,550	$20,250
Audit — Related Fees(2)	$0	$0
Tax Fees(3)	$5,047	$4,900
All Other Fees(4)	$0	$0

(1)         Audit fees include amounts related to the audit of the Registrant’s annual financial statements, security counts and services normally provided by the accountant in connection with statutory and regulatory filings. Audit fees billed were for professional services by Ernst & Young LLP for audit compliance, audit advice and audit planning.

(2)         There were no fees for assurance and related services by Ernst & Young LLP reasonably related to the performance of the audit of the Registrant’s financial statements that was not reported under (a) of this item.

(3)         Represents the aggregate tax fee billed for professional services rendered by Ernst & Young LLP for tax compliance, tax advice and tax planning. Such tax services included the review of income and excise tax returns for the Registrant.

(4)         For fiscal years ended December 31, 2014 and December 31, 2013, there were no fees billed for professional services rendered by Ernst & Young LLP to the Registrant, other than the services reported in (a) through (c) of this item.

Tax fees for 2014 and 013 are for recurring tax fees for the preparation of the federal and state tax returns.

(e)(1) The Registrant’s Audit Committee must pre-approve non-audit services to be provided by the principal accountant and the fees charged for these services. The Committee may delegate authority to one or more Committee members to pre-approve these services, subject to subsequent review and approval by the Committee.

(e)(2) There were no services performed under Rule 2.01 (c) (7) (1) (C)

(f) Not applicable.

(g)

2014	$213,172
2013	$216,075

(h) The Registrant’s Audit Committee has evaluated the non-audit services that the principal accountant provided to the registrant’s investment advisor (and the advisor’s relevant affiliates), which services the Committee did not pre-approve, and has concluded that the provision of those services was compatible with maintaining the accountant’s independence.

Item 5.   Audit Committee of Listed Registrants.

Not applicable.

Item 6.   Investments.

(a)           Not applicable.

(b)           Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b)     Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Victory Variable Insurance Funds

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer
Date	February 23, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Christopher K. Dyer
Christopher K. Dyer, President
Date	February 23, 2015

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer
Date	February 23, 2015